Quarterly Financial Data	12 Months Ended
Dec. 31, 2016
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data
Quarterly Financial Data (Unaudited)
The following table has been prepared from our financial records and reflects all adjustments that are necessary for a fair presentation of the results of operations for the interim periods presented (in millions, except per share amounts):

	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Year Ended December 31, 2016(a)
Revenues, less transaction-based expenses	$1,154	$1,129	$1,078	$1,138
Operating income	584	551	474	558
Net income attributable to Intercontinental Exchange, Inc.	369	357	344	352
Earnings per common share(b):
Basic	$0.62	$0.60	$0.58	$0.59
Diluted	$0.62	$0.60	$0.57	$0.59

Year Ended December 31, 2015(a)
Revenues, less transaction-based expenses	$850	$797	$816	$875
Operating income	462	430	440	418
Net income attributable to Intercontinental Exchange, Inc.	315	283	306	370
Earnings per common share(b):
Basic	$0.56	$0.51	$0.55	$0.66
Diluted	$0.56	$0.51	$0.55	$0.66

(a)
We acquired Securities Evaluations and Credit Market Analysis on October 3, 2016, Interactive Data on December 14, 2015 and Trayport on December 11, 2015 and we have included their results with our consolidated results above effective from the acquisition dates (Note 3).

(b)
The annual earnings per common share may not equal the sum of the individual quarter’s earnings per common share due to rounding, and, during the year ended December 31, 2015, due to the 32.3 million and 12.6 million shares of our common stock issued to Interactive Data and Trayport stockholders, respectively, in connection with our acquisitions, weighted to show these additional shares outstanding for the period from the acquisition dates to December 31, 2015.